LEGG MASON GLOBAL INFRASTRUCTURE ETF

Schedule of investments (unaudited)	January 31, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.3%
COMMUNICATION SERVICES - 0.2%
Media - 0.2%
SES SA, FDR	4,224	$51,983

ENERGY - 18.7%
Oil, Gas & Consumable Fuels - 18.7%
Enbridge Inc.	28,720	1,168,518
Inter Pipeline Ltd.	5,337	88,980
Kinder Morgan Inc.	32,109	670,115
Koninklijke Vopak NV	1,455	78,009
ONEOK Inc.	4,017	300,753
Pembina Pipeline Corp.	12,757	488,847
TC Energy Corp.	21,440	1,176,440
Williams Cos. Inc.	14,785	305,902

TOTAL ENERGY		4,277,564

INDUSTRIALS - 24.6%
Road & Rail - 11.2%
Aurizon Holdings Ltd.	62,466	226,235
Central Japan Railway Co.	2,705	538,704
CSX Corp.	4,751	362,691
East Japan Railway Co.	8,663	775,302
Kansas City Southern	1,206	203,440
Keikyu Corp.	2,406	44,974
West Japan Railway Co.	4,673	399,847

Total Road & Rail		2,551,193

Transportation Infrastructure - 13.4%
Aena SME SA	2,429	449,937
Aeroports de Paris	1,038	196,703
Atlantia SpA	5,038	123,778
Atlas Arteria Ltd.	19,355	105,342
CCR SA	11,084	47,078
China Merchants Port Holdings Co. Ltd.	25,845	40,074
Enav SpA	8,325	53,740
Flughafen Zurich AG	624	108,502
Fraport AG Frankfurt Airport Services Worldwide	1,222	91,193
Grupo Aeroportuario del Centro Norte SAB de CV	5,180	39,374
Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	7,137	88,268
Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	3,892	74,760
Sydney Airport	73,656	413,703

See Notes to Schedule of Investments.

Legg Mason Global Infrastructure ETF 2020 Quarterly Report	1

LEGG MASON GLOBAL INFRASTRUCTURE ETF

Schedule of investments (unaudited) (cont’d)	January 31, 2020

SECURITY	SHARES	VALUE
Transportation Infrastructure - (continued)
Taiwan High Speed Rail Corp.	68,805	$82,336
Transurban Group	109,100	1,146,681

Total Transportation Infrastructure		3,061,469

TOTAL INDUSTRIALS		5,612,662

REAL ESTATE - 5.0%
Equity Real Estate Investment Trusts (REITs) - 5.0%
Crown Castle International Corp.	7,599	1,138,634

UTILITIES - 50.8%
Electric Utilities - 33.9%
ALLETE Inc.	456	38,067
American Electric Power Co. Inc.	3,942	410,835
CEZ AS	2,036	44,619
Chubu Electric Power Co. Inc.	7,202	98,875
CK Infrastructure Holdings Ltd.	9,695	68,047
CLP Holdings Ltd.	29,165	304,800
Contact Energy Ltd.	7,724	37,189
Duke Energy Corp.	6,494	634,009
Edison International	795	60,857
EDP - Energias de Portugal SA	26,940	135,064
Emera Inc.	2,135	95,179
Endesa SA	3,412	93,660
Enel Americas SA	514,245	101,278
Enel SpA	92,033	801,139
Entergy Corp.	1,757	231,081
Equatorial Energia SA	8,076	45,414
Evergy Inc.	2,016	145,475
Exelon Corp.	8,599	409,226
FirstEnergy Corp.	3,584	182,031
Fortis Inc.	4,035	176,099
HK Electric Investments & HK Electric Investments Ltd.	36,118	36,095
Hydro One Ltd.	4,761	96,836
Iberdrola SA	101,397	1,109,074
Iberdrola SA	1,877	20,531	*(a)
IDACORP Inc.	445	49,925
Korea Electric Power Corp.	2,506	53,301	*
OGE Energy Corp.	1,772	81,246
Pinnacle West Capital Corp.	994	97,104
Portland General Electric Co.	789	48,524
Power Assets Holdings Ltd.	21,824	158,237
PPL Corp.	4,808	174,002

See Notes to Schedule of Investments.

2	Legg Mason Global Infrastructure ETF 2020 Quarterly Report

LEGG MASON GLOBAL INFRASTRUCTURE ETF

Schedule of investments (unaudited) (cont’d)	January 31, 2020

SECURITY	SHARES	VALUE
Electric Utilities - (continued)
Red Electrica Corp. SA	6,892	$137,746
Southern Co.	9,289	653,946
SSE PLC	12,181	242,220
Tenaga Nasional Bhd	49,219	149,651
Terna Rete Elettrica Nazionale SpA	16,886	117,817
Tohoku Electric Power Co. Inc.	3,993	37,872
Tokyo Electric Power Co. Holdings Inc.	11,165	44,810	*
Xcel Energy Inc.	4,641	321,111

Total Electric Utilities		7,742,992

Gas Utilities - 2.2%
APA Group	9,373	71,093
Enagas SA	2,772	74,709
Naturgy Energy Group SA	3,506	92,471
ONE Gas Inc.	460	43,470
Snam SpA	21,520	115,355
Spire Inc.	439	37,017
Tokyo Gas Co. Ltd.	3,310	73,539

Total Gas Utilities		507,654

Independent Power and Renewable Electricity Producers - 0.4%
AES Corp.	2,934	58,269
Vistra Energy Corp.	2,032	45,761

Total Independent Power and Renewable Electricity Producers		104,030

Multi-Utilities - 13.4%
Algonquin Power & Utilities Corp.	4,624	70,834
Ameren Corp.	2,170	178,048
Black Hills Corp.	487	40,436
CenterPoint Energy Inc.	3,995	105,788
Dominion Energy Inc.	7,275	623,831
DTE Energy Co.	1,524	202,098
E.ON SE	18,536	210,346
Engie SA	20,819	358,994
National Grid PLC	40,957	543,027
Public Service Enterprise Group Inc.	4,479	265,157
RWE AG	2,230	77,450
Veolia Environnement SA	4,488	132,696
WEC Energy Group Inc.	2,513	251,023

Total Multi-Utilities		3,059,728

See Notes to Schedule of Investments.

Legg Mason Global Infrastructure ETF 2020 Quarterly Report	3

LEGG MASON GLOBAL INFRASTRUCTURE ETF

Schedule of investments (unaudited) (cont’d)	January 31, 2020

SECURITY		SHARES	VALUE
Water Utilities - 0.9%
Pennon Group PLC		2,683	$39,205
Severn Trent PLC		2,700	91,790
United Utilities Group PLC		5,358	71,583

Total Water Utilities			202,578

TOTAL UTILITIES			11,616,982

TOTAL COMMON STOCKS (Cost - $20,195,263)			22,697,825

	RATE
PREFERRED STOCKS - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Transneft PJSC (Cost - $76,539)	—	30	77,428

TOTAL INVESTMENTS - 99.6% (Cost - $20,271,802)			22,775,253
Other Assets in Excess of Liabilities - 0.4%			95,015

TOTAL NET ASSETS - 100.0%			$22,870,268

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviations used in this schedule:

FDR	— Fiduciary Depositary Receipts
PJSC	— Private Joint Stock Company

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	Legg Mason Global Infrastructure ETF 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Global Infrastructure ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the RARE Global Infrastructure Index (the “Underlying Index”). The Underlying Index is constructed from global infrastructure-related equity securities and utilizes a proprietary methodology created and sponsored by RARE Infrastructure (North America) Pty Limited (“RARE”), the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in

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Notes to Schedule of Investments (unaudited) (continued)

open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

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Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Utilities	$11,596,451	$20,531	—	$11,616,982
Other Common Stocks	11,080,843	—	—	11,080,843
Preferred Stocks	77,428	—	—	77,428

Total Investments	$22,754,722	$20,531	—	$22,775,253

†	See Schedule of Investments for additional detailed categorizations.

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